Variant Impact Fund

Schedule of Investments

July 31, 2023 - (Unaudited)

	Shares/ Units	First Acquisition Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in private investment companies - 23.5%
Real Estate Equity
Conservation Resource Capital VI ⁽ᵇ⁾⁽ᶜ⁾	-	8/11/2022	623,770	586,502	1.4
			623,770	586,502	1.4
Secondaries
Clean Growth Fund III, LP ⁽ᵇ⁾⁽ᶜ⁾	-	12/29/2022	251,826	344,578	0.8
Clean Growth Fund VI, LP ⁽ᵇ⁾⁽ᶜ⁾	-	6/10/2022	1,047,157	1,718,923	4.2
			1,298,983	2,063,501	5.0
Specialty Finance
Community EM Credit Fund I, LP ⁽ᵇ⁾⁽ᶜ⁾	-	10/28/2022	3,000,000	3,179,935	7.7
CVI Clean Energy Fund C II, LP ⁽ᵇ⁾⁽ᶜ⁾	-	4/28/2023	900,000	900,000	2.2
Sustainable Growth Fund II SCSp, SICAV, SIF ⁽ᵇ⁾⁽ᶜ⁾	-	5/8/2023	1,763,680	2,464,757	6.0
WindSail Credit QP Fund, LP ⁽ᵇ⁾⁽ᶜ⁾	-	1/28/2022	600,000	508,920	1.2
			6,263,680	7,053,612	17.1
Total investment in private investment companies			8,186,433	9,703,615	23.5

Investment in credit facilities - 58.9%
Real Estate Debt
Almond Estate Company Limited - Adah Gardens 2, 30.00%, due 02/28/2024 ⁽ᵃ⁾	-	1/31/2022	483,000	483,000	1.2
Almond Estate Company Limited - Kitsuru 2 Block A, 10.00%, due 11/30/2023 ⁽ᵃ⁾	-	12/15/2021	689,825	689,825	1.7
Almond Estate Company Limited - Kitisuru 2 Block B, 10.00%, due 11/30/2023 ⁽ᵃ⁾	-	11/29/2022	697,200	697,200	1.7
Dream America, LLC, 11.00%, due Various ⁽ᵃ⁾⁽ᵉ⁾	-	2/24/2022	1,250,000	1,250,000	3.0
Star Strong Master, LLC - Alliance Property Group, 10.00%, due 07/15/2024 ⁽ᵃ⁾⁽ᵍ⁾⁽ʲ⁾	-	7/12/2022	250,000	250,000	0.6
			3,370,025	3,370,025	8.2
Real Estate Equity
CRP Affordable Housing Fund LLC, 12.00%, due N/A ⁽ᵃ⁾⁽ᶠ⁾	-	11/1/2021	2,200,000	2,200,000	5.4
			2,200,000	2,200,000	5.4
Specialty Finance
App Academy Financial II, LLC, 30 Day Avg. SOFR+8.50%, Floor 1.00%, Ceiling 3.50%, due 11/30/2025 ⁽ᵃ⁾⁽ᵈ⁾	-	11/30/2022	4,000,000	4,000,000	9.7
Avista Colombia S.A.S, 14.00%, due 09/28/2025 ⁽ᵃ⁾	-	6/21/2022	1,352,200	1,352,200	3.3
CIBANCO, S.A. Institución De Banca Múltiple, 14.55%, due 03/27/2027 ⁽ᵃ⁾⁽ʰ⁾	-	4/5/2023	501,750	501,750	1.2
Derivation Funding, LLC, 30 Day Avg. SOFR+10.00%, Floor 1.00%, Ceiling 5.00%, due 08/09/2025 ⁽ᵃ⁾⁽ᵈ⁾	-	8/9/2022	319,738	319,738	0.8
Envest (Canada) Holdings Corp., 12.00%, due 11/20/2024 ⁽ᵃ⁾	-	11/30/2022	1,047,200	1,047,200	2.5
Jali Finance Ltd., 30 Day Avg. SOFR+11.00%, Floor 1.00%, due 12/16/2025 ⁽ᵃ⁾⁽ᵈ⁾	-	12/13/2022	1,171,354	1,171,354	2.8
Ky Lan Asset Finance 1, a sub-fund of Komodo Asset I VCC, 9.50%, due 01/26/2024 ⁽ᵃ⁾	-	1/26/2022	1,421,053	1,421,053	3.5
Lima Impact Fund Pte. Ltd, 11.00%, due 12/13/2023 ⁽ᵃ⁾⁽ᵍ⁾	-	11/15/2022	1,000,000	1,000,000	2.4
F88 Business JSC, 11.00%, due 12/13/2023 ⁽ᵃ⁾⁽ᵍ⁾	-	1/13/2023	750,000	750,000	1.8
Osprey AV I, LLC, 13.25%, due 06/12/2026 ⁽ᵃ⁾	-	6/14/2023	918,000	918,000	2.2
RKB Bridge Solutions, LLC, 30 Day Avg. SOFR+ 6.75%, Floor 1.00%, Ceiling 3.00%, due 03/31/2025 ⁽ᵃ⁾⁽ᵈ⁾	-	4/21/2022	163,500	163,500	0.4
Star Strong Master, LLC - Blace, LLC, 10.00%, due 10/13/2024 ⁽ᵃ⁾⁽ᵍ⁾⁽ⁱ⁾	-	11/17/2022	250,000	250,000	0.6
Star Strong Master, LLC - Naboso Technology Inc., 10.00%, due 01/31/2025 ⁽ᵃ⁾⁽ᵍ⁾⁽ⁱ⁾	-	12/14/2021	823,239	823,239	2.0
Star Strong Master, LLC - Paperstack Capital, LLC, 10.00%, due 01/10/2024 ⁽ᵃ⁾⁽ᵍ⁾⁽ⁱ⁾	-	11/21/2022	389,080	389,080	1.0
Star Strong Master, LLC - Prepped, Inc., 10.00%, due 12/31/2025 ⁽ᵃ⁾⁽ᵍ⁾⁽ⁱ⁾	-	3/25/2022	164,427	164,427	0.4
Star Strong Master, LLC - The Black Box Project, LLC, 10.00%, due 04/30/2024 ⁽ᵃ⁾⁽ᵍ⁾⁽ⁱ⁾	-	4/29/2022	142,689	142,689	0.3
Star Strong Master, LLC - The Financial Gym Inc., 10.00%, due 02/29/2024 ⁽ᵃ⁾⁽ᵍ⁾⁽ⁱ⁾	-	3/7/2022	416,500	416,500	1.1
Stride Alternative Education Fund 1, 14.00%, due 06/10/2029 ⁽ᵃ⁾	-	6/13/2022	682,000	682,000	1.7
Zanifu Limited, 30 Day Avg. SOFR+13.00%, Floor 2.00%, due 04/17/2026 ⁽ᵃ⁾⁽ᵈ⁾	-	4/18/2023	433,924	433,924	1.1
			15,946,654	15,946,654	38.8
Trade Finance
Drip Capital SPV Vasco, LLC - Series 2022-X, 8.00%, due 09/15/2023 ⁽ᵃ⁾	-	12/15/2022	300,000	300,000	0.7
Drip Capital SPV Vasco, LLC - Series 2023-E, 8.00%, due 09/01/2023 ⁽ᵃ⁾	-	1/31/2023	625,000	625,000	1.6
Drip Capital SPV Vasco, LLC - Series 2023-L, 8.00%, due 11/03/2023 ⁽ᵃ⁾	-	3/31/2023	550,000	550,000	1.3
Lundy Nigerian Cocoa Growth Fund SP, 10.00%, due 08/31/2023 ⁽ᵃ⁾	-	1/20/2023	250,000	250,000	0.6
			1,725,000	1,725,000	4.2
Transportation Finance
Inclusion South Africa Proprietary Limited, 1 Month Term SOFR+12.50%, Floor 1.00%, due 09/23/2025 ⁽ᵃ⁾⁽ᵈ⁾	-	9/27/2022	948,750	948,750	2.3
			948,750	948,750	2.3
Total investment in credit facilities			24,190,429	24,190,429	58.9

Investment in special purpose vehicles - 2.4%
Greystone Monticello Funding SH-66-B LLC ⁽ᵇ⁾⁽ᶜ⁾	-	6/28/2023	1,000,000	1,000,000	2.4
Total investment in special purpose vehicles			1,000,000	1,000,000	2.4

Investment in direct equities - 0.5%
Specialty Finance
Star Strong Funding, LLC ⁽ᵃ⁾	-	4/27/2022	52,000	200,141	0.5
			52,000	200,141	0.5
Transportation Finance
Inclusion South Africa Proprietary Limited ⁽ᵃ⁾⁽ᵍ⁾	-	9/27/2022	0	3,069	0.0
			0	3,069	0.0
Total investment in direct equities			52,000	203,210	0.5

Investments in public securities - 0.3%
KraneShares California Carbon Allowance Strategy ETF	4,150	1/27/2022	99,621	120,101	0.3
Total investment in public securities			99,621	120,101	0.3
Investments in money market instruments - 10.0%
Fidelity Government Portfolio, Institutional Class, 5.16% ⁽ᵏ⁾	72,000		72,000	72,000	0.2
Goldman Sachs Financial Square Government Fund, Institutional Shares, 5.13% ⁽ᵏ⁾	4,020,094		4,020,094	4,020,094	9.8
Total investment in money market instruments			4,092,094	4,092,094	10.0

Total Investments (cost $37,620,577)				$39,309,449	95.6
Other assets less liabilities				1,806,099	4.4
Net Assets				$41,115,548	100.0

		Number of			Unrealized
	Expiration	Contracts	Notional	Value at	Appreciation
	Date	Long (Short)	Value	July 31,2023	(Depreciation)
Foreign Exchange Futures
CME Euro Dollar	Sep 2023	(16)	(2,172,035)	(2,204,900)	(32,865)
TOTAL FUTURES CONTRACTS			$(2,172,035)	$(2,204,900)	$(32,865)

(a)	Value was determined using significant unobservable inputs. See Note 1.
(b)	Private investment company or special purpose vehicle does not issue shares or units.
(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 1 for respective investment categories and redemptive restrictions.
(d)	Variable rate security.
(e)	Variable maturity dates maturing through 8/4/2024.
(f)	12 months lock up withdrawal period since inception date; At least a 60 day written notice to withdraw either on June 30 or December 31 of each calendar year. If no withdrawal notice submited after 12 months lock up, the due date is 11/01/2036.
(g)	This investment was made through a participation.
(h)	The security receives paid-in kind interest. This indicates that interest accrued within a period may be capitalized into the principal balance or interest is collected periodically with no specific term.
(i)	This investment is a grant. The grant can be exercised at 200 EUR when an equity investment is made by the participation through Rivonia Road Capital, LLC.
(j)	This investment is structured with a profit sharing component.
(k)	Rate listed is the annualized 7-day effective yield at 7/31/2023.

Variant Impact Fund

Portfolio Allocation (Unaudited)

July 31, 2023

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Credit Facilites	58.9%
Private Investment Companies	23.5%
Money Market Instruments	10.0%
Special Purpose Vehicles	2.4%
Direct Equities	0.5%
Public Securities	0.3%
Total Investments	95.6%
Other assets less liabilities	4.4%
Total Net Assets	100.0%

Variant Impact Fund

Notes to Financial Statements

July 31, 2023 (Unaudited)

1. Valuation of Investments

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has delegated the day-to-day responsibility for fair value determinations in accordance with the Valuation Procedures to the Valuation Designee, subject to oversight by the Board.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as the Fund’s valuation designee (in this capacity, the “Valuation Designee”) to perform fair value determinations.

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the- counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Designee.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (b) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invest in generally do not have a readily available external price. Under these circumstances, the Valuation Designee determines in good faith that cost is the best fair value for such securities in absence of material changes in market interest rates, the facility’s pledged collateral, and/or the borrower’s ability to pay. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Variant Impact Fund

Notes to Financial Statements

July 31, 2023 (Unaudited) (continued)

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Prior to investing in a wide range of investment vehicles (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single standard for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these contracts are major U.S. financial institutions. As of July 31, 2023, the Fund had sixteen outstanding forward currency contracts sold short. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Variant Impact Fund

Notes to Financial Statements

July 31, 2023 (Unaudited) (continued)

2. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Variant Impact Fund

Notes to Financial Statements

July 31, 2023 (Unaudited) (continued)

Investments in Private Investment Companies

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by- investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost such as collectability or other credit issues. The Fund has determined to value its investments in credit facilities generally at cost as of July 31, 2023. During the period ended July 31, 2023, the Investment Manager determined there were no material changes in interest rates or fundamental changes. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During period ended July 31, 2023, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient, while others are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. The Fund has determined to value its investments in direct equities through a discounted cash flow or market approach method as of July 31, 2023. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of July 31, 2023. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Variant Impact Fund

Notes to Financial Statements

July 31, 2023 (Unaudited) (continued)

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Private Investment Companies	$-	$-	$-	$9,703,615	$9,703,615
Credit Facilities	-	-	24,190,429	-	24,190,429
Special Purpose Vehicles	-	-	-	1,000,000	1,000,000
Direct Equities	-	-	203,210	-	203,210
Investments in Public Securities	120,101				120,101
Short-Term Investments	4,092,094	-	-	-	4,092,094
Total Investments	$4,212,195	$-	$24,393,639	$10,703,615	$39,309,449

Other Financial Instruments [1]
Future Contracts	(32,865)	-	-	-	(32,865)
Total Assets	$4,179,330	$-	$24,393,639	$10,703,615	$39,276,584

[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period ended July 31, 2023:

	Credit Facilities	Direct Equities
April 30, 2023	$20,387,344	$203,210
Realized gains (losses)	-	-
Unrealized gains (losses)	-	-
Transfers Into Level 3	-	-
Transfers Out of Level 3	-	-
Purchases	4,544,048	-
Sales	(740,963)	-
July 31, 2023	$24,190,429	$203,210
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2023	-	-

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of July 31, 2023.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average (1)	Impact on Valuation from an increase in Input
Credit Facilities	24,190,429	Market Approach	Recent transaction price	N/A	N/A	Increase
Direct Equities	203,210	Discounted Cash Flow	Discount Rate Growth Rate Ownership % Market Multiple	20.00% 3.00% 1.95% 8.15x	20.00% N/A N/A N/A	Decrease Increase Increase Increase
		Market Approach	Exercise Price Discount Rate	EUR 200 20.00%	N/A 20.00%	Increase Decrease

(1)	Unobservable inputs were weighted by the fair value of the instruments for the period ended July 31, 2023.